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                            ADUDDELL INDUSTRIES, INC.

                    ADUDDELL ROOFING AND WATERPROOFING, INC.

                     ADUDDELL RESTORATION SERVICES DIVISION

             ENVIRO & EMERGENCY MANAGEMENT SERVICES (E2MS) DIVISION

"SAFE HARBOR" STATEMENT

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and may be affected by risks and uncertainties which are inherent in the Company's business and beyond the ability of the Company to control. Such risks and uncertainties could cause actual results to differ materially from those anticipated. Accordingly, these risks are qualified in their entirety by the cautionary language contained in the Company's filings with the Securities and Exchange Commission.

BUSINESS OVERVIEW


      ADUDDELL INDUSTRIES

          ADUDDELL INDUSTRIES, INC. (ADDL.OB) IS A LEADING NATIONAL COMMERCIAL PROVIDER OF:

          o    Roof repair, maintenance and construction

          o    Concrete restoration and waterproofing services

          o Disaster consequence planning and consulting as well as response and recovery services

      ADUDDELL ROOFING & WATERPROOFING

          Aduddell Roofing was founded by Tim Aduddell in 1976.

          o Registered in all 50 states as well as the Virgin Islands and Puerto Rico

          o    Only publicly traded roofing contractor

          o    Ability to source labor in all markets

               -    National network of sub-contractors
               -    Roofing and waterproofing union

          EXPERTISE AND EXPERIENCE IN SPECIALIZED CATEGORIES

          o    Governmental and military facilities
          o    Manufacturing and distribution
          o    Building management
          o    Hospitality
          o    Education
          o    Retailing
          o    Medical Centers

       ADUDDELL ROOFING & WATERPROOFING

          EXPERIENCED DISASTER RESPONSIVENESS

          o Installed 33 million feet of temporary roofing in 54 days after Hurricane Katrina

       ADUDDELL STANDING SEAM AND METAL DIVISION

          o    The National Roofing Contractors Association 2004-2005 survey:
               Standing seam business category roofing industry's fastest growing segment

       ADUDDELL ROOFING & WATERPROOFING

          NATIONAL ASSET MANAGEMENT RESOURCE

          Utilization of national roof asset management programs and group purchasing alliances:

          o    Best value products and services
          o    Complete roof analysis reports
          o    Controlled facilitates maintenance oversight

          CORPORATIONS AND GOVERNMENTAL AGENCIES

          o    U.S. Communities Government Purchasing Alliance
          o    Graybar Electric
          o    U.S. Postal Service
          o    Anheuser-Busch

          Paradigm Shift: Shift from local roofing resources to large national professional roofing companies.

      ADUDDELL RESTORATION DIVISION

          AGING INFRASTRUCTURE DEMAND

          The country's aging buildings, bridges, and highways are creating unprecedented government and private industry demand for:

          o    Structural repair
          o    Concrete restoration
          o    Waterproofing

          Concrete is a primary element of commercial construction.

          Trend to restoring America's infrastructure (e.g., new NY Facade law, similar laws nationwide).

          Paradigm Shift: Swing from submissive recognition to actively responding to restoring the crumbling national infrastructure, both public and private.

      ADUDDELL RESTORATION DIVISION

          RECENT RESTORATION PROJECTS

          o    Hertz, JFK Airport, NY
          o    Renaissance Hotel, White Plains, NY
          o    Black Street Parking Garage, Rock Hill, NC
          o    Fairview Southdale Hospital, Edina, MN
          o    Midwest Plaza, Minneapolis, MN

          Once working with a client, there are synergic opportunities for other Aduddell business units' services.

      ENVIRO & EMERGENCY MANAGEMENT SERVICES (E2MS)

          SPECIALIZED DISASTER RESPONSE EXPERTISE IN:

          o    Preparedness
          o    Response
          o    Recovery
          o    Mitigation

          The E2MS team has the strategic ability to plan and execute the required disaster responsiveness, and to quickly mobilize a responsive infrastructure that will meet and exceed client requirements.

          E2MS is designed to maximize the overall breadth of specialized resources and services required in pre-event preparation and response to disasters (including hurricanes, earthquakes, tornadoes, floods, and fires).

          Paradigm Shift: Change in disaster consequence management from after-the-fact recovery services to pre-disaster planning consultation services.

       ENVIRO & EMERGENCY MANAGEMENT SERVICES (E2MS)

          Recognition by public and private sectors that emergency planning must be done before a potential catastrophic event happens. Post Katrina - major companies and public agencies demand disaster consequence planning resources.

          This industry-leading organization is realized through E2MS senior leadership as well as leveraging the relationships and expertise of our disaster consequence partners.

          These partners include the following premier firms:

          o James Lee Witt Associates, LLC (JLWA), with unrivaled experience and hands-on knowledge of public safety, disaster mitigation, continuity of operations, and emergency management issues.

          "Mitigation is the key to lessening the impact of future disasters."

                                  JAMES LEE WITT
                                  Remarks to Western Governors Conference
                                  November 9, 2005

          o PSI, one of the leading environmental engineering firms in the U.S.

          o LVI Services, Inc., a top disaster recovery firm that is also a client of JLWA.

          RECENT E2MS PROJECTS

          o E2MS has been named an Associate Member of the Association of Starwood Franchisees & Owners - North America. Under the terms of the appointment, E2MS will be the exclusive representative of ASFONA in the emergency management preparedness membership category. E2MS President Randal Oberlag has been named an Associate Honorary

          Board Member of ASFONA - Starwood brands include: St. Regis Hotels & Resorts, The Luxury Collection, W Hotels, Westin Hotels & Resorts, Le Meridien, Sheraton Hotels & Resorts, and Four Points by Sheraton.

          "Our dialogue with E2MS frankly re-opened our eyes and reminded us of the valuable nature of this important service to the hotel industry."

                                          JOHN SHINGLER,
                                          PRESIDENT, ASFONA

          o    National luxury hotel chain with 47 locations.

       UNIQUE STRENGTHS

          o    Long-standing blue chip customer list
          o    Highly experienced management team
          o    Strong in-house marketing capabilities
          o Successfully competes nationally in multiple markets for large contracts
          o    Recurring revenue business model

          o    Industry-leading safety performance record (EMR rating: 2005:
               0.58)

          o    $40,000,000 bonding capacity

          o    Cross-selling between divisions

          o    Leveraging strategic relationships:

          "Excellence in project execution is best marketing effort. Securing repeat work is least costly alternative."

GROWTH STRATEGY

       ORGANIC GROWTH

          Further penetration of commercial roofing and emergency services markets:

          o    Proactive marketing plan

          o    Increased business development and marketing resources

          o    Alliance-based business initiatives

          o    Larger and better trained sales force

       ACQUISITION GROWTH

          o    Complementary business combinations

          o    Targeted market-specific companies

          o    Profitable, stand-alone

          o    Good reputations

          o    Leveraged growth between divisions

          o    Complementary category diversification

MARKET OVERVIEW

       ROOFING INDUSTRY REVIEW

          o    Industry sales:                  $30.18 billion

          o    Roofing contractor firms:        30,000

          o    Projected growth, 2002-2012:     18.8%

          o    No company has 1% share of market

       RESTORATIONS INDUSTRY REVIEW

          o    Volume of in-place concrete:     9 billion cy (cubic yards)

          o    Age of most of the concrete:     >20 years

          o    Total cost for repair, rehabilitation, etc.: $18-$21billion/year


          Source: NRCA, FMI, Reed, Strategic Development Council, "Vision 2020:
          A Vision for the Concrete Repair Protection & Strengthening Industry

       DISASTER CONSEQUENCE INDUSTRY REVIEW

          o Natural disasters are happening more often, and having an ever more dramatic impact on the world in terms of economic costs.

       CLIMATE AND WEATHER DISASTERS U.S., 1980-2005*

    DISASTER                       NUMBER OF                  NORMALIZED
      TYPE                           EVENTS                  DAMAGES (BIL.)

    Tropical Storms/Hurricanes    25         42.3%              $222
    Non-Tropical Floods           12         19.4%              $ 55
    Heatwaves/Droughts            10         16.2%              $144
    Severe Weather                 7         11.3%              $ 13
    Fires                          6          9.6%              $ 13

       MOST COSTLY EARTHQUAKE DISASTERS, U.S., 1906-2005*

    DISASTER                      NUMBER OF                  NORMALIZED
    TYPE                           EVENTS                  DAMAGES (BIL.)

   Earthquakes                      11                          $155
* In 2005 Dollars

          Sources: Centre for Research on the Epidemiology of Disasters, UN's Bureau for Crisis Prevention and Recovery, Feinstein International Famine Centre, Tufts University, NOAA's National Climatic Data Center

FINANCIAL OVERVIEW

          o    Recent Stock Price               $0.83

          o    Shares Outstanding               82 million*

          o    Long Term Debt                   $146,000

          o    Working Capital                  $9 million

          o    Cash                             $2 million

          o    Bonding Capacity                 $40 million

*Fully diluted

Information as of June 30, 2006

FINANCIAL SUMMARY & PROJECTIONS

SEGMENT REVENUES & PROJECTIONS


-------------------------------------------------------------------------------------------------------------------

                            2003               2004             2005                2006 Projected with
                                                                                    Acquisitions
                                                                                    (Pro Forma)
-------------------------------------------------------------------------------------------------------------------

Aduddell Roofing            $16,185,047        $17,216,772      $17,045,347         $45,000,000
-------------------------------------------------------------------------------------------------------------------

Restoration Division                           $2,338,712       $4,636,112          $20,000,000
-------------------------------------------------------------------------------------------------------------------

Emergency Services          $3,124,767         $10,611,590      $42,181,798         $10,000,000
-------------------------------------------------------------------------------------------------------------------

TOTAL                       $19,309,814        $30,167,074      $63,863,257         $75,000,000
-------------------------------------------------------------------------------------------------------------------


FINANCIAL STRENGTH

INVESTMENT HIGHLIGHTS


------------------------------------------------------------------------------------------------
                                         Close             Enterprise Value/
Aduddell Industries and                  Price                 EBITDA            Price/Earnings
Comparables Overview                    10/18/06                LTM                    LTM
------------------------------------------------------------------------------------------------
Aduddell Industries, Inc.                $0.83                   3.9x                   6.5x
------------------------------------------------------------------------------------------------
Median                                                           8.6x                   13.8x
------------------------------------------------------------------------------------------------
Mean                                                             10.6x                  20.2x
------------------------------------------------------------------------------------------------
High                                                             27.6x                  45.7x
------------------------------------------------------------------------------------------------
Low                                                              3.9x                   5.2x
------------------------------------------------------------------------------------------------


MANAGEMENT STRENGTH

TIM ADUDDELL: Chairman and COO of Aduddell Industries. He also serves as Chairman and CEO of Aduddell Roofing & Waterproofing, which he founded in 1976. Under his leadership, integrity, quality and safety have been the hallmarks of Aduddell, which has enabled it to become a recognized national industry leader. He is especially well known for his field-based leadership in disaster consequence response management.

RON CARTE: President and CEO of Aduddell Industries, has more than 30 years of senior-level management experience in banking, finance and corporate management. Mr. Carte has served as Chairman of a large regional banking institution, and has been a board member of the American Bankers Association. In addition, he previously headed a large general contractor company.

DAVID W. ADUDDELL: Vice-Chairman and Director of Corporate Development for Aduddell and its subsidiary business units. He is responsible for mergers, acquisitions, integrating acquisitions, strategic corporate planning, marketing, and major accounts programs. Three companies Mr. Aduddell has managed have received prestigious awards as fast-growth organizations.

REGGIE COOK: Chief Financial Officer for Aduddell. Mr. Cook has more than 25 years of senior financial management experience in large and small cap publicly traded companies. His financial, regulatory, acquisition and business planning experience enable Mr. Cook to provide Aduddell with a strong financial foundation to support its long-term growth plans.

RANDAL K. OBERLAG: Divisional President E2MS business unit. Mr. Oberlag has years of high-level, domestic and international environmental management experience. He has over 30 years of legal, engineering, executive management and consulting experience in the government and private sector. He holds a B.S. in Civil Engineering from Columbia University, a Juris Doctorate from the University of Arkansas at Little Rock and a B.A. in Physics.

NEIL JOHNSON: Director of Strategic Planning & Marketing. His background includes advertising agency account management positions in New York, Atlanta and Los Angeles with three of the world's largest advertising agencies:
McCann-Erickson, Foote Cone & Belding and Ogilvy & Mather. He also headed a New York-based marketing consulting firm that counted 35 of the top 50 Fortune 500 companies as clients.

BOBBY MURCER: Corporate Spokesperson. Mr. Murcer, one of the most popular sports personalities, has been retained to introduce Aduddell to senior corporate executives in targeted companies in New York and nationally. For five decades, whether as a star centerfielder for the New York Yankees, or in the broadcast booth as an announcer, Bobby Murcer has exuded class, charisma, personality and ultimate professionalism. Mr. Murcer is one of the best known members of the YES Network broadcast team. Over his broadcasting career, he has been recognized for his excellence, winning three Emmys.

MAJ. GEN. STANLEY G. GENEGA (RET.): Outside Board Member. He retired from the U.S. Army Corps of Engineers after attaining the rank of Major General, U.S. Army. He was the Chief Operating Officer of a $4 billion per year agency with 27,000 employees and 900 locations in the United States.

TOM PARRISH: Outside Board Member. He has been the president of Parrish Interests, a real estate and investment firm, since 1999. He serves on the board of directors and the audit committee of Aquis Communications Group, Inc. and First National Bank of Oklahoma.

JERRY WHITLOCK: Outside Board Member. He is the Chairman and owner of Whitlock Packaging Corporation. The company has a total of 1,600,000 square feet in all facilities and employs more than 1,000 production and management personnel. Mr. Whitlock is a valued advisor in the areas of strategic planning and financial relations for Aduddell.

WHY ADUDDELL?  INVESTMENT HIGHLIGHTS

     o    Sharp Revenue and Net Income Growth

     o    Large and Growing Market

     o    Growth Strategy Leverages Core Strengths

     o    Diverse Recurring Revenue Sources

     o    Top-Tier Client List

     o    Financial Strength

          -    Working Capital
          -    Virtually Debt Free

     o    Management Experience

Aduddell Industries, Inc.
1601 NW Expressway, Ste. 1500
Oklahoma City, OK 73118

t 405.810.2969
f 405.840.2863

CONTACT:
Reggie Cook, Chief Financial Officer
reggie.cook@aduddell.com

www.aduddell.com

(C) 2006 Aduddell Industries, Inc. All rights reserved. Written permission must be secured from Aduddell Industries, Inc. to use or reproduce any part of this document.

Published in Oklahoma City, Oklahoma by Aduddell Industries, Inc. Printed in the United States of America